                                                                   EXHIBIT 10.28

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 29, 1999 and effective as of March 30, 1999, is among DAISYTEK, INCORPORATED, a Delaware corporation ("Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), and CHASE BANK OF TEXAS, N.A., a national banking association formerly named Texas Commerce Bank National Association ("Chase"), as a lender and as administrative agent for itself, State Street and First Chicago (State Street, First Chicago, Chase and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, State Street, First Chicago (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and Chase are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997, that certain Fourth Amendment to Credit Agreement dated and effective as of December 11, 1997, and that certain Fifth Amendment to Credit Agreement dated as of February 13, 1998 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $65,000,000;

         WHEREAS, the parties desire to increase the maximum principal amount of the revolving credit facility from $65,000,000 to $85,000,000, to add certain inventory amounts to the Borrowing Base, to provide for the release foreign Subsidiary Guarantors from their Guaranty obligations, and to provide for the pledge of the capital stock of such foreign Subsidiary Guarantors; and

         WHEREAS, Chase will serve as administrative agent, syndication agent and arranger under the Credit Agreement and First Chicago will serve as documentation agent under the Credit Agreement.

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

         1. Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement are amended to read in their entireties as follows:

                  ""Borrowing Base" means a sum equal to (a) eighty percent (80%) of the amount of Net Outstanding Consolidated Eligible Receivables plus (b) an amount, not to exceed clause (a) above, equal to fifty percent (50%) of the amount of Consolidated Eligible Inventory, in each case as determined pursuant to the most recent Borrowing Base Certificate (in the form of Exhibit F) delivered by Borrower to Agent pursuant to Section 8.1(b)."

                  ""Committed Sum" means, with respect to the Loan Commitment, Thirty Million Dollars ($30,000,000) with respect to Chase, Thirty Million Dollars ($30,000,000) with respect to First Chicago, and Twenty-Five Million Dollars ($25,000,000) with respect to State Street."

                  ""Consolidated Eligible Inventory" means all Consolidated owned inventory of Guarantor that strictly complies with all of the Daisytek Corporations' representations, warranties and covenants contained in the Loan Documents with respect thereto; provided, however, that the following shall not be included: (a) work-in-process,
         (b) damaged, returned, or obsolete inventory, (c) inventory that for any other reason is not readily saleable in the ordinary course of business, (d) inventory subject to consignment (or other ownership interest in favor of a Person other than a Daisytek Corporation), (e) inventory located other than at a regular place of business of a Daisytek Corporation, and (f) inventory located outside of the United States of America or Canada."

                  ""Loan Commitment" means Eighty-Five Million Dollars ($85,000,000)."

         2. New Definition. The following definition is added to Section 1.1 of the Credit Agreement, to read in their entireties as follows:

                  ""Sixth Amendment Closing Date" means March 30, 1999, being the effective date of the Sixth Amendment to Credit Agreement among Borrower, Guarantor, Subsidiary Guarantors, Lenders and Agent."

         3. Amendment of Section 2.2. The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

         "The Loan made by Lenders pursuant to this Article II shall be evidenced by the Notes dated as of the Sixth Amendment Closing Date and substantially in the form of Exhibit A."

         4. Amendment of Section 8.1(n). Section 8.1(n) of the Credit Agreement is amended to read in it entirety as follows:

                  "(n) Additional Subsidiary Guarantors. Each Daisytek Corporation will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of Guarantor become "Subsidiary Guarantors" hereunder (but excluding from such requirement any Subsidiary that would, as a result of


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 2

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         becoming a "Subsidiary Guarantor" hereunder, also become a controlled foreign corporation as defined in Subpart F of the Internal Revenue Code of 1986, as amended). Any Subsidiary so excluded is hereinafter sometimes referred to as a "Subsidiary Non-Guarantor." Without limiting the generality of the foregoing, if a Daisytek Corporation shall form or acquire any new Subsidiary (other than a Subsidiary Non-Guarantor), then as soon thereafter as is reasonable practical, such corporation will cause such new Subsidiary to (i) become a "Subsidiary Guarantor" hereunder, and (ii) deliver to Lenders such proof of corporate or other organizational action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the then existing Daisytek Corporations pursuant to Section 6.1, or as Agent shall request."

         5. New Section 8.1(o). A new Section 8.1(o) is added to the Credit Agreement, to read in its entirety as follows:

                  "(o) Subsidiary Stock Pledges. Each Daisytek Corporation will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all stockholders (or other equity holders) of each Subsidiary Non-Guarantor execute and deliver to Agent a stock pledge agreement, or similar agreement (in either case in form and substance reasonably satisfactory to Agent), and to take such other actions and execute such other related documents, as is necessary to cause the legal, valid and binding pledge to Agent, for the benefit of Lenders, of sixty-five percent (65%) of the capital stock (or other similar equity interest) of such Subsidiary Non-Guarantor, to secure the Obligations."

         6. Amendment of Exhibits. Exhibits A and F to the Credit Agreement are amended in their entirety to be in the forms of Exhibit A and F, respectively, attached to this Amendment.

         7. Release of Foreign Subsidiary Guarantors. Upon the satisfaction by Guarantor and Borrower of all their obligations set forth in Section 8 below (and upon such satisfaction, with effect from May 22, 1995), each of the following Subsidiary Guarantors shall be released from its obligations under its
Guaranties: Daisytek de Mexico Services, S.A. de C.V., Daisytek (Canada) Inc., Daisytek Australia Pty. Limited (ACN 075 675 795), Priority Fulfillment Services of Canada, Inc., Daisytek de Mexico, S.A. de C.V., Priority Fulfillment Services of Australia Pty. Limited (ACN 077 906 462), Daisytek Asia Pte. Ltd, and Priority Fulfillment Services de Mexico, S.A. de C.V. (collectively, the "Foreign Daisytek Corporations"). Also upon such satisfaction, each Foreign Daisytek Corporation shall not be a "Subsidiary Guarantor," as defined, but shall remain a "Daisytek Corporation," as defined.

         8. Stock Pledge Agreement. Guarantor and Borrower agree to cause Borrower and each other Daisytek Corporation of which a Foreign Daisytek Corporation is a direct Subsidiary to execute and deliver to Agent a stock pledge agreement, or similar agreement (in either in case form and substance reasonably satisfactory to Agent), and to take such other actions and execute such other related documents, as is necessary to cause the legal, valid and binding pledge to Agent, for the benefit of Lenders, of sixty-five percent (65%) of the capital stock (or other similar equity interest) of such Foreign Daisytek Corporation, to secure the Obligations. Guarantor and Borrower further covenant and agree to cause such capital stock pledges to be effected as soon as commercially feasible.


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 3

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         9. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior receipt by Agent of the documentation and fee set forth below:

                  (a) Certificates. A certificate of the Secretary of each Daisytek Corporation, dated as of the Sixth Amendment Closing Date, to the effect that, except for an increase in the number of authorized shares of common stock of Guarantor, no changes have occurred to the certificates of incorporation (and other equivalent charter documents) and by-laws of the Daisytek Corporations, and no changes have occurred in the incumbency of officers of the Daisytek Corporations authorized to execute or attest any of the Loan Documents, in each case since May 22, 1995, except as expressly described in such certificate;

                  (b) Resolutions. Copies of resolutions of the Board of Directors of each Daisytek Corporation, satisfactory to Lenders, approving the execution and delivery of this Amendment and such of the other Loan Documents to which such corporation is a party and authorizing the performance of the obligations of such corporation contemplated in this Amendment and in such other Loan Documents, accompanied by a certificate of the Secretary of such corporation, dated as of the Sixth Amendment Closing Date, that such copies are complete and correct copies of resolutions duly adopted at a meeting of such Board of Directors, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the Sixth Amendment Closing Date;

                  (c) Other Certificates. Certificates of each Daisytek Corporation's existence, good standing and qualification to do business, issued by appropriate officials in any state in which such corporation is incorporated, owns property or otherwise qualified, or required to qualify, to do business;

                  (d) Notes.  The Notes, duly executed;

                  (e) Opinion of Counsel. An executed opinion of Wolff & Samson, P.C., Roseland, New Jersey, counsel to the Daisytek Corporations, dated as of the Sixth Amendment Closing Date and in form and substance satisfactory to Lenders and their counsel;

                  (f) Other Documents. Any and all other documents or certificates reasonably requested by a Lender in connection with the execution of this Amendment; and

                  (g) Fee. The fee referred to in Borrower's letter to the Lenders of even date herewith.

         10. Guaranties. Each of Guarantor and each Subsidiary Guarantor hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty executed by it, in favor of a Lender, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment (specifically including, without limitation, the obligations, indebtedness and liabilities resulting from the increase in the maximum principal amount of the revolving credit facility established by the Credit Agreement from $65,000,000 to $85,000,000, and specifically


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 4 acknowledging the prospective release of the Foreign Daisytek Corporations from their obligations under their Guaranties), (b) represents to each Lender that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under such Guaranty.

         11. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents to be in form and substance reasonably satisfactory to Agent.

         12. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         13. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

         Lenders agree to undertake reasonable efforts among themselves such that, as of the Sixth Amendment Closing Date, amounts outstanding under the Loan shall, as to each Lender, be held Pro Rata (as Pro Rata is modified by the amendment, in this Amendment, of the term "Committed Sum.").

         14. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         15. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         16. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PURSUANT TO
SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE CREDIT AGREEMENT,


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 5

AS AMENDED BY THIS AMENDMENT, THE NOTES, OR ANY ADVANCE OR LOAN EVIDENCED BY THE NOTES.

         17. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         18. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         19. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 6

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         20. WAIVER OF CONSUMER/DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY
WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE SECTION 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (C) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         21. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.






             [The balance of this page is intentionally left blank.]


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 7

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         THIS AMENDMENT is executed and effective as of the date first written above.

                                             BORROWER:

                                             DAISYTEK, INCORPORATED

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GUARANTOR:

                                             DAISYTEK INTERNATIONAL
                                             CORPORATION


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


SUBSIDIARY GUARANTORS:                       DAISYTEK (CANADA) INC., a Canadian
                                             corporation
DAISYTEK ASIA PTE LTD, a Singapore
corporation
                                             By:
                                                -------------------------------
By:                                          Name:
   -------------------------------                -----------------------------
Name:                                        Title:
     -----------------------------                 ----------------------------
Title:
      ----------------------------
                                             DAISYTEK DE MEXICO, S.A. DE C.V.,
DAISYTEK AUSTRALIA PTY. LTD.                 a Mexican corporation
(ACN 075 675 795), an Australian
corporation
                                             By:
                                                -------------------------------
By:                                          Name:
   -------------------------------                -----------------------------
Name:                                        Title:
     -----------------------------                 ----------------------------
Title:
      ----------------------------
                                             DAISYTEK DE MEXICO SERVICES,
                                             S.A. DE C.V., a Mexican corporation


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------





SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 8

DAISYTEK LATIN AMERICA, INC., a              PRIORITY FULFILLMENT SERVICES
Florida corporation                          OF CANADA, INC., a Canadian
                                             corporation

By:
   -------------------------------           By:
Name:                                           -------------------------------
     -----------------------------           Name:
Title:                                            -----------------------------
      ----------------------------           Title:
                                                   ----------------------------

HOME TECH DEPOT, INC., a Delaware
corporation                                  STEADI-SYSTEMS, LTD.,
                                             a California corporation
By:
   -------------------------------
Name:                                        By:
     -----------------------------              -------------------------------
Title:                                       Name:
      ----------------------------                -----------------------------
                                             Title:
                                                   ----------------------------
PRIORITY FULFILLMENT SERVICES
DE MEXICO, S.A. DE C.V., a Mexican
corporation                                  STEADI SYSTEMS MIAMI, INC.,
                                             a Florida corporation
By:
   -------------------------------
Name:                                        By:
     -----------------------------              -------------------------------
Title:                                       Name:
      ----------------------------                -----------------------------
                                             Title:
                                                   ----------------------------
PRIORITY FULFILLMENT SERVICES,
INC., a Delaware corporation                 STEADI SYSTEMS NEW YORK, INC.,
                                             a New York corporation
By:
   -------------------------------
Name:                                        By:
     -----------------------------              -------------------------------
Title:                                       Name:
      ----------------------------                -----------------------------
                                             Title:
                                                   ----------------------------
PRIORITY FULFILLMENT SERVICES
OF AUSTRALIA PTY. LIMITED, (ACN
077 906 462), an Australian                  SUPPLIES EXPRESS, INC., a Delaware
corporation                                  corporation


By:                                          By:
   -------------------------------              -------------------------------
Name:                                        Name:
     -----------------------------                -----------------------------
Title:                                       Title:
      ----------------------------                 ----------------------------



SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 9

WORKING CAPITAL OF AMERICA,                THE TAPE COMPANY, INC., an Ohio
INC., a Delaware corporation               corporation


By:                                        By:
   -------------------------------            -------------------------------
Name:                                      Name:
     -----------------------------              -----------------------------
Title:                                     Title:
      ----------------------------               ----------------------------


THE TAPE COMPANY, INC., an Illinois        THE TAPE COMPANY, INC., a
corporation                                Minnesota corporation


By:                                        By:
   -------------------------------            -------------------------------
Name:                                      Name:
     -----------------------------              -----------------------------
Title:                                     Title:
      ----------------------------               ----------------------------


THE TAPE COMPANY, INC., a Georgia          TAPE DISTRIBUTORS OF TEXAS,
corporation                                INC., a Texas corporation


By:                                        By:
   -------------------------------            -------------------------------
Name:                                      Name:
     -----------------------------              -----------------------------
Title:                                     Title:
      ----------------------------               ----------------------------


THE TAPE COMPANY, INC., a
Pennsylvania corporation


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


                                               AGENT:

                                               CHASE BANK OF TEXAS, N.A.,
                                               a national banking association


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 10

                                               LENDERS:

                                               CHASE BANK OF TEXAS, N.A.
                                               a national banking association


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               STATE STREET BANK AND TRUST
                                               COMPANY, a Massachusetts trust


                                               By:
                                                  ------------------------------
                                                    Michael St. Jean,
                                                    Vice President


                                               THE FIRST NATIONAL BANK OF
                                               CHICAGO, a national banking
                                               association


                                               By:
                                                  ------------------------------
                                                    Cory M. Olson,
                                                    Authorized Agent


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 11